NOTICE OF ANNUAL MEETING OF
                  SHAREHOLDERS OF LIONS GATE INVESTMENT LIMITED


To the Shareholders of LIONS GATE INVESTMENT LIMITED:

The Annual Meeting of Shareholders will be held at the offices of Lions Gate Investment Limited, located at Suite 1000, 409 Granville Street, Vancouver, British Columbia, V6C 1T2, on Monday, October 29, 2001, at 10:00 a.m. for the purposes of:

         1. Electing a new Board of Directors. The nominees for election to the office of directors are:

                           Keith Ebert
                           N. Desmond Smith

         2. Appointing auditors for the 2001/2002 fiscal year. The nominee for appointment is Davidson & Company.

         3. Ratifying all prior actions taken by the officers and directors of the Corporation.

         4. Transacting such other business as may properly come before the meeting.

Shareholders of record at the close of business on October 4, 2001, are entitled to notice of and to vote at the meeting or any adjournment thereof. You are cordially invited to attend the meeting. If you do not expect to be present, please sign and date the accompanying proxy and mail it at once in the enclosed envelope.

                                 BY ORDER OF THE BOARD OF DIRECTORS


                                 /s/ N. Desmond Smith
                                 -----------------------------------------------
                                 N. Desmond Smith, President and Director

Dated:  October 4, 2001



                             YOUR VOTE IS IMPORTANT
                             ----------------------

YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES.

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]            Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement        [ ]   Confidential, For Use of the
[X] Definitive Proxy Statement               Commission Only (as permitted
[ ] Definitive Additional Materials          by Rule 14a-6(e)(2))
[ ] Soliciting Material Pursuant to
    Rule 14a-11(c) or Rule 14a-12



                          LIONS GATE INVESTMENT LIMITED
         --------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

               Board of Directors -- Lions Gate Investment Limited
         --------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)  Title of each class of securities to which transaction applies:

    ----------------------------------------------------------------------------

2)  Aggregate number of securities to which transaction applies:

    ----------------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    ----------------------------------------------------------------------------

4)  Proposed maximum aggregate value of transaction:

    ----------------------------------------------------------------------------

5)  Total fee paid:

    ----------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid:

       -------------------------------------------------------------------------

    2) Form, Schedule or Registration Statement No.:

       -------------------------------------------------------------------------

    3) Filing Party:

       -------------------------------------------------------------------------

    4) Date Filed:

       -------------------------------------------------------------------------

                          LIONS GATE INVESTMENT LIMITED
                           2271 Flanders Avenue, S.W.
                        Calgary, Alberta, T2T 5K9 Canada

                                 PROXY STATEMENT

                     For the Annual Meeting of Shareholders
                     to be held on Monday, October 29, 2001

This Proxy Statement and the accompanying proxy are furnished to the shareholders of Lions Gate Investment Limited (the "Company") in connection with the solicitation of proxies by the Board of Directors for use at the 2001 Annual Meeting of Shareholders (the "Annual Meeting"). The Annual Meeting will be held on Monday, October 29, 2001, beginning at 10:00 a.m. at the Company's counsel's office located at Suite 1000, 409 Granville Street, Vancouver, British Columbia, V6C 1T2, and at any postponements or adjournments of the Annual Meeting. The enclosed proxy is being solicited by the Board of Directors of the Company.

The Company is paying all costs of preparing, assembling and mailing this Proxy Statement. The Company has made arrangements to forward copies of proxy materials to brokerage houses, custodians, nominees and fiduciaries for forwarding of proxy soliciting material to the beneficial owners of the Common Stock of the Company at the Company's expense. In addition to the solicitation of proxies by mail, some of the officers, directors and regular employees of the Company may without additional compensation solicit proxies by telephone or personal interview. The Company will bear the costs of these solicitations.

VOTING AND REVOCABILITY OF PROXIES

Shareholders are encouraged to complete the enclosed proxy and return it to the Company as soon as possible. Any person who completes the enclosed proxy may revoke it at any time prior to its exercise by delivering to the Secretary of the Company either a signed statement revoking the proxy or a properly executed proxy bearing a later date. A shareholder may also revoke a proxy by attending the Annual Meeting and voting his or her shares personally. Proxies that have been properly dated, signed and returned will be voted in accordance with the instructions given by the shareholder. If a proxy is signed and returned but no voting instructions are given, each valid proxy will be voted in the election of directors FOR those nominees presented by the Board of Directors and FOR approval of Davidson & Company as the independent auditors of the Company. Should any other business properly come before the Annual Meeting, the person or persons named as the proxy shall be allowed to vote on such matter as that person or those persons determine in his, her or their sole discretion.

Abstentions will be counted as shares present or represented and entitled to vote for the purposes of determining whether a quorum exists at the Annual Meeting.

Shareholders of record as of the close of business on October 4, 2001 are entitled to notice of the Annual Meeting and to vote in person or by proxy. The Common Stock of the Company (the "Common Stock") is the only class of outstanding securities entitled to vote at the Annual Meeting. As of the close of business on October 4, 2001, there were 4,900,000 shares of Common Stock outstanding and entitled to vote. The presence of a majority of the outstanding shares of Common Stock, either in person or by proxy, will constitute a quorum at the Annual Meeting.

                                PROPOSAL NUMBER 1
                              ELECTION OF DIRECTORS

The Company's Bylaws provide that the Board of Directors shall be no less than one director or that number otherwise required by law and be determined by the Board of Directors. The Board of Directors has set the number of directors at two, and there are currently two members on the Board of Directors.

Persons may be nominated for election to the Board of Directors by the shareholders upon the making of a proper motion at the Annual Meeting.

Two directors are to be elected at the Annual Meeting to serve until the following annual meeting of shareholders. The Board of Directors will present at the Annual Meeting for election and recommends a vote FOR Mr. Keith Ebert and Mr. N. Desmond Smith. Messrs. Ebert and Smith were recommended by the Board of Directors for presentation to the shareholders for election at the Annual Meeting. Messrs. Ebert and Smith are currently members of the Board of Directors.

Persons receiving a plurality of the votes cast at the Annual Meeting will be elected to the Board of Directors. A "plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen. Votes against any candidate and any shares not voted (such as by abstention) will have no impact on the election of directors. All proxies will be voted FOR the election of each of these nominees unless authority to vote for the election of any nominee or nominees is withheld by the shareholder giving the proxy. If any nominee should unexpectedly decline or be unable to act as a director, the proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors does not believe that any nominee will decline to serve.

Shareholders are entitled to one vote for each share held.

Background information with respect to the nominee for election to the Board of Directors is set forth below.

                   NOMINEES FOR ELECTION TO BOARD OF DIRECTORS

N. DESMOND SMITH was appointed to his positions on March 23, 2001. Mr. Smith devotes his time to our company on an as needed basis which he expects to be approximately 20 hours per month initially. Mr. Smith is a professional geologist, B.Sc. (Honors) Geology, University of British Columbia, 1975. Mr. Smith has 26 years experience in oil and gas exploration development including positions as geologist with Hudson Bay Oil and Gas Company Limited and Canada City Services Ltd. Mr. Smith was also a senior geologist with Harbour Petroleum Company Limited. In 1981, Mr. Smith co-founded Tai Resources Ltd. for which he acted as director and president until 1994. Under Mr. Smith's direction, Tai Energy completed equity financings totaling approximately $12 million and increased its portfolio of petroleum and natural gas assets to a point which qualified the company for a listing on the Toronto Stock Exchange in 1993. Tai Energy was the subject of a friendly takeover bid by Maxx Petroleum in 1994. Following the takeover, Mr. Smith accepted a consulting position as chief operating officer of Commonwealth Oil & Gas Company Limited. Mr. Smith remained with Commonwealth Oil & Gas Company Limited from 1995 to 2000 during which time he co-negotiated the first onshore exploration, development and production sharing agreement in the Republic of Azerbaijan. During this period of time, Commonwealth's parent company was successful in raising equity financing of over $17 million. From 2000 to the present, Mr. Smith has worked with Texas T Resources Inc. and Nostra Terra (Overseas) Ltd. in the positions of director/president and manager respectively. Mr. Smith's chief responsibilities with these companies has been to co-ordinate the exploration, development and production of hydrocarbons by consulting geologists and geophysicists.

KEITH EBERT has been a director of our company since October 30, 1999. Mr. Ebert devotes his time on an as needed basis which he expects to be approximately five hours per month. During the calendar year ended December 31, 2000, Mr. Ebert dedicated approximately 100 hours to the business of operating our company. Mr. Ebert is also a director and officer of Cascadia Capital Corporation which is a reporting company. Mr. Ebert acts as a contract consultant to other companies who pay Mr. Ebert for his services. Mr. Ebert's consulting obligations take up the majority of Mr. Ebert's working hours.

Mr. Ebert is a qualified Mechanical Engineer BA Sc., MECH (UBC) (1987). For the three years preceding the date of this registration statement, Mr. Ebert has been self employed managing his investment portfolio and doing corporate finance consulting work. Mr. Ebert worked for Marleau, Lemire Securities Inc. from February, 1993 to July, 1995 as manager of North American West Coast institutional sales. Mr. Ebert worked for C.M. Oliver & Co. Ltd. from July, 1995 to May, 1997 as manager of North American West Coast institutional sales. Marleau, Lemire Securities Inc. and C.M. Oliver & Co. Ltd. were broker dealers registered by the Investment Dealers Association of Canada. Mr. Ebert has diverse corporate finance experience across a broad spectrum of industries ranging from technology to resource. In addition to being a qualified mechanical engineer, Mr. Ebert has passed the Canadian Investment Dealers Association's branch manager's exam and partners, directors and officers' exam. Mr. Ebert acted as branch manager of C.M. Oliver & Co. Ltd. in London, England from October, 1995 to January, 1997.

Directors are elected at annual meetings of the shareholders to terms which extend until the following annual meeting. Officers are appointed by, and serve at the discretion of, the Board of Directors.

No members of the Board of Directors are currently compensated for attending meetings of the Board of Directors.

There are no agreements between the Company and any of its officers or directors which concern changes of control of the Company.

                       SECURITIES OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the number of shares of the voting securities which each director, each nominee for election to the Board of Directors the percentage of shares which the executive officers and directors owned as a group as of October 4, 2001. The only class of equity securities which has a present right to vote in elections of directors is the Common Stock.


                                                                            NUMBER OF SHARES          PERCENT
NAME                        DIRECTOR SINCE      ADDRESS                     BENEFICIALLY OWNED        OF CLASS
----                        --------------      -------                     ------------------        --------


Keith Ebert                 October, 1999       Suite 2901                        2,500,000            51.02%
                                                1201 Marinaside Crescent
                                                Vancouver, B.C.
                                                V6Z 2V2

N. Desmond Smith            March, 2001         2271 Flanders Ave. S.W.            100,000              2.04%
                                                Calgary, Alberta
                                                T2T 5K9

All Executive Officers and Directors                                              2,600,000            53.06%




                             EXECUTIVE COMPENSATION

COMPENSATION OF EXECUTIVE OFFICERS

Compensation received by officers, directors, and management personnel will be determined from time to time by our Board of Directors. Officers, directors, and management personnel will be reimbursed for any out-of-pocket expenses incurred on our behalf.

                                PROPOSAL NUMBER 2
                        APPROVAL OF INDEPENDENT AUDITORS

The Board of Directors has selected Davidson & Company ("Davidson & Company") as the independent auditors for the Company for the fiscal year ending July 31, 2002.

It is not anticipated that representatives of Davidson & Company will be present at the Annual Meeting. If representatives are present, they will be provided an opportunity to make a statement should they wish to do so and to respond to appropriate questions.

The Board of Directors recommends a vote "FOR" approval of Davidson & Company as the Company's independent auditors for the fiscal year ending July 31, 2002.

                     SUBMISSION OF SHAREHOLDER PROPOSALS FOR
                       2002 ANNUAL MEETING OF SHAREHOLDERS

The 2002 Annual Meeting of Shareholders has been scheduled to take place on October 1, 2002. Shareholder proposals for presentation at that meeting must be received by the Company by no later than September 1, 2002.

                                 OTHER BUSINESS

It is not intended that any business other than that set forth in the Notice of Annual Meeting and more specifically described in this Proxy Statement will be brought before the Annual Meeting. If any other business should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on that business or any matters dealing with the conduct of the Annual Meeting pursuant to the discretionary authority granted in the proxy.

                                        By Order of the Board of Directors,


                                        /s/ N. Desmond Smith
                                        ----------------------------------------
                                        N. Desmond Smith, President and Director


October 4, 2001

The Company has provided a copy of its Annual Report on Form 10-KSB for the year ended July 31, 2001, which was filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, including the financial statements and schedules thereto, but without exhibits on October 5, 2001.

                                      PROXY

                          LIONS GATE INVESTMENT LIMITED

The undersigned, owner of shares of corporate stock the number and description of which are set forth below, appoints N. Desmond Smith with full power of substitution and revocation, to act as the undersigned's proxy holder at the meeting specified, and any adjournment of that meeting.

         Type of meeting:  Annual

         Date of meeting:  Monday, October 29, 2001

         Place of meeting: Suite 1000, 409 Granville Street
                           Vancouver, B.C.  V6C 1T2

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED IN THE ATTACHED PROXY STATEMENT AND IN THE DISCRETION OF THE PROXIES UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

The proxyholder shall be entitled to cast the number of votes the undersigned would be entitled to cast if personally present, for or against any proposal, including the election of members of the board of directors, and any and all other business that may come before the meeting.

The undersigned hereby acknowledges receipt of the accompanying Notice of Meeting and Proxy Statement for the Meeting to be held on October 29, 2001.

Dated:  ____________________, 2001


----------------------------------------------
Signature


----------------------------------------------
Print name of Shareholder

Number and class of shares held: ____________________



INSTRUCTIONS TO SHAREHOLDER: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON YOUR STOCK CERTIFICATE. JOINT SHAREHOLDERS SHOULD EACH SIGN PERSONALLY. IF SIGNED BY AN ATTORNEY-IN-FACT, ATTACH THE POWER OF ATTORNEY. RETURN PROMPTLY TO THE COMPANY'S COUNSEL AT SUITE 1000, 409 GRANVILLE STREET, VANCOUVER, BRITISH COLUMBIA, V6C 1T2.

                                     BALLOT

                          LIONS GATE INVESTMENT LIMITED

                         ANNUAL MEETING OF SHAREHOLDERS
                            Monday, October 29, 2001

A. Name of Shareholder(s): (Please print name(s) exactly as they appear on your certificate)

    ----------------------------------------------------------------------------
                               Printed name(s)

B. If voting party is other than the owner of the shares, state capacity in which voting party is acting (e.g., proxy holder, trustee):

    ----------------------------------------------------------------------------

C.  Number of shares being voted:      _______________________

UNLESS OTHERWISE DESIGNATED, THIS BALLOT SHALL BE CONSIDERED TO BE A VOTE OF ALL OF THE SHARES THAT THE UNDERSIGNED IS ENTITLED TO VOTE. A VOTE TO ABSTAIN SHALL BE CONSIDERED A VOTE AGAINST.

                                 WRITTEN BALLOT

Election of directors for the coming year:

Nominee                             For                        Withhold
-------                             ---                        --------

N. Desmond Smith                    _______________            _________________
Keith Ebert                         _______________            _________________

Ratification of the appointment of Davidson & Company as independent public accountants.

For               Against               Abstain
---               -------               -------

_________         _____________         ______________

                              ALL BALLOTS MUST BE SIGNED.

For Shareholders Voting in Person:

                                         ---------------------------------------
                                         Signature

                                         ---------------------------------------
                                         Print Name(s) exactly as on certificate

For Shares Being voted by Proxy (attach proxy):

                                         ---------------------------------------
                                         Printed Name of Proxy Holder

                                         ---------------------------------------
                                         Printed Name(s) of Holder(s) of record

                                         By:
                                             -----------------------------------
                                             Signature of proxy holder